Preliminary 2009 First Quarter Results May 7, 2009 Exhibit 99.2

Exchange Offers Information &
Forward Looking Statements
Exchange Offers Information:
In connection with the public exchange offers General Motors has filed documents with the Securities and Exchange
Commission, including a Registration Statement on Form S-4 and a Schedule TO containing a prospectus, consent solicitation and tender offer statement regarding the transaction. Investors and security holders of GM are urged to carefully read the documents because they contain important information about the transaction. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov or by contacting Nick S. Cyprus at (313)556-5000.
GM and its directors and executive officers may be deemed participants in the solicitation of proxies with respect to the transaction.  Information regarding the interests of these directors and executive officers in the transaction will be included in the documents described above.  Additional information, including information regarding the directors and executive officers, is available in our Annual Report on Form 10-K, which was filed with the SEC on March 5, 2009.
Forward Looking Statements:
In this press release and in related comments by our management, our use of the words “plan,” “expect,” “anticipate,”
“ensure,” “promote,” “believe,” “improve,” “intend,” “enable,” “continue,” “will,” “may,” “would,” “could,” “should,”
“project,” “positioned” or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to comply with the requirements of our credit agreement with the U.S. Treasury; our ability to execute the restructuring plans that we have disclosed, our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; the ability of our foreign subsidiaries to restructure and receive financial support from their local governments or other sources; our ability to restore consumers’ confidence in our viability and to continue to attract customers, particularly for our new products;
our ability to sell, spin-off or phase out some of our brands, to manage the distribution channels for our products, and to complete other planned asset sales; and the overall strength and stability of general economic conditions and of the automotive industry, both in the U.S. and globally. Our most recent reports on SEC Forms 10-K, 10-Q and 8-K provide information about these and other factors, which may be revised or supplemented in future reports to the
SEC on those forms.

First Quarter Results Overview
• GAAP net loss of $(6.0)B, $(9.78) EPS incl. special items of $(73)M
– Change in segment presentation, FIO included as part of Corp Sector in
GAAP financial statements
• Adjusted net loss of $(5.9)B, $(9.66) EPS, excl. special items
• Adjusted automotive earnings before interest and tax (EBIT) of
$(3.9)B, down $4.7B vs. Q1 2008
– Change in automotive managerial presentation from EBT to EBIT, moving interest expense/income to Corp Sector, allowing focus at region and business unit level to be on controllable operational results
• Adjusted GMAC results recognized by GM of $(0.9)B
• Adjusted automotive operating cash flow (OCF) of $(10.2)B

First Quarter Adjusted Results

($ Millions) 1Q08 1Q09
1Q09
Fav/(Unfav)
vs 1Q08
GMNA (248) $       (2,764) $    (2,516) $
GME 241 (1,238) (1,479)
GMLAAM 500 42 (458)
GMAP 310 (21) (331)
Auto Eliminations 5               54 49
Total Automotive EBIT 808 (3,927) (4,735)
GMAC (302) (885) (583)
Corp. Other (Incl. Net Interest) (628) (1,204) (576)
Total Earnings Before Taxes (122) (6,016) (5,894)
Taxes (259) 114 373
Total GM Net Income/(Loss) (381) (5,902) (5,521)
Total EPS (Basic & Diluted) (0.67) $      (9.66) $      (8.99) $
Worldwide Production (000) 2,233 1,330 (903)
Global Market Share 12.4% 11.2% (1.2) p.p.

First Quarter Adjustments to Income
Exclusion of special items useful for:
• Management to measure operations
• Comparisons between reporting periods
• Investors to measure and assess company’s core performance
3
$ Millions EPS
Adjusted Net Income / (Loss) (5,902) (9.66) $
First Quarter Adjustments
Gain on Debt Extinguishment 906
GMAC Related 385
SAAB Related (822)
Impairments (291)
Delphi Related (135)
Restructuring (116)
Total Adjustments (73)
GAAP Net Income / (Loss) (5,975) (9.78) $

Total Auto Adjusted EBIT – 1Q09 vs. 1Q08

Key Drivers
2008 Earnings Before Int. & Tax $   0.8
Volume (5.4)
Mix (0.5)
Price 0.6
Net Material 0.0
Structural Cost 3.1
Hedging / Exchange / Other (2.5)
2009 Earnings Before Int. & Tax $  (3.9)
$ Billions
Q1
(3.8)  Industry decline
(1.0)  Mkt. Share / Segment mix
(0.6)  YoY inventory change
(1.3) Exchange
(1.0) Commodity/FX hedging
(0.2)  Other
1.1  GMNA Manufacturing
1.0  Exchange
0.7  Eng. / Product dev’t
0.3  Advertising / Other
(0.5)  Product / Model Option
0.7  Lease reserve adj.
(0.1)  Pricing/incentives

GMNA 1Q09 Adjusted Results

($ Millions) 1Q08 1Q09
1Q09
Fav/(Unfav)
vs 1Q08
Revenue $24,543 $12,319 ($12,224)
Earnings Before Int. & Tax/(Loss) (248) (2,764) (2,516)
Earnings Before Int. & Tax Margin (1.0)% (22.4)% (21.4) p.p.
North America:
- Production Volume (000) 885 371 (514)
- GM Total Deliveries (000) 947 501 (446)
- Market Share 21.7% 17.9% (3.8) p.p.
United States:
- Industry SAAR (Mil.) 15.6 9.7 (5.9)
- Market Share 22.1% 18.4% (3.7) p.p.
- Retail/Fleet Mix - % Fleet 26.7% 17.1% (9.6) p.p.
- Dealer Inventory (000) 875 767 108

GMNA Adjusted EBIT – 1Q09 vs. 1Q08
Key Drivers
2008 Earnings Before Int. & Tax $  (0.2)
Volume (3.4)
Mix (0.6)
Price 0.4
Net Material 0.1
Structural Cost 1.9
Hedging / Exchange / Other (1.0)
2009 Earnings Before Int. & Tax $  (2.8)
$ Billions
Q1
6
(2.2)   Industry volume
(0.6)  YoY inventory change
(0.6)  Mkt. Share / Segment mix
(0.8)  Commodity/FX hedging
(0.3)  Exchange
0.1   Other
1.1    Manufacturing
0.7    Eng. / Product dev’t
0.2    Exchange
(0.1)  Other
(0.6)  Product / Model Option
0.7   Lease reserve adj.
(0.3)  Pricing/incentives

GME 1Q09 Adjusted Results

($ Millions) 1Q08 1Q09
1Q09
Fav/(Unfav)
vs 1Q08
Revenue $9,909 $5,318 ($4,591)
Earnings Before Int. & Tax/(Loss) 241 (1,238) (1,479)
Earnings Before Int. & Tax Margin 2.4% (23.3)% (25.7) p.p.
Total Europe:
- Production Volume (000) 493 267 (226)
- Industry SAAR (Mil.) 23.9 18.1 (5.8)
- GM Total Deliveries (000) 571 405 (166)
- Market Share 9.6% 8.9% (0.7) p.p.
Germany:
- Industry SAAR (Mil.) 3.6 4.0 0.4
- Market Share 9.3% 8.6% (0.7) p.p.
UK:
-
Industry SAAR (Mil.)
3.1 1.9 (1.2)
- Market Share 14.8% 14.7% (0.1) p.p.
- Memo: EUR/GBP exchange
0.757        0.909
Russia:
-
Industry SAAR (Mil.) 3.2 1.9 (1.3)
- Market Share 12.2% 10.6% (1.6) p.p.

GMLAAM 1Q09 Adjusted Results

($ Millions) 1Q08 1Q09
1Q09
Fav/(Unfav)
vs 1Q08
Revenue $4,763 $3,446 $(1,317)
Earnings Before Int. & Tax/(Loss) 500 42 (458)
Earnings Before Int. & Tax Margin 10.5% 1.2% (9.3) p.p.
Total LAAM:
- Production Volume (000) 243 185 (58)
- Industry SAAR (Mil.) 7.7 6.8 (0.9)
- GM Total Deliveries (000) 324 274 (50)
- Market Share 17.6% 16.9% (0.7) p.p.
Brazil:
- Industry SAAR (Mil.) 2.8 2.9 0.1
- Market Share 20.9% 18.5% (2.4) p.p.
Argentina:
-
Industry SAAR (Mil.)
0.6 0.5 (0.1)
- Market Share 15.2% 14.9% (0.3) p.p.
Rest of South America
-
Industry SAAR (Mil.)             1.1             0.7             (0.4)
- Market Share 29.7% 34.6% 4.9 p.p.

GMAP 1Q09 Adjusted Results

($ Millions)
1Q08 1Q09
1Q09
Fav/(Unfav)
vs 1Q08
Revenue $5,296 $2,429 $(2,867)
Pre-Tax Income/(Loss) 226 (87) (313)
China JVs Equity Income 134 107 (27)
Non-Controlling Interest (50) (41) 9
Earnings Before Int. & Tax/(Loss) 310 (21) (331)
Earnings Before Int. & Tax Margin 5.9% (0.9)% (6.8) p.p.
Total Asia Pacific:
- Industry SAAR (Mil.) 22.7 20.9 (1.8)
- GM Total Deliveries (000) 411 436 25
- Market Share 6.9% 8.0% 1.1 p.p.
China:
- Industry SAAR (Mil.) 9.9 10.6 0.7
- Market Share 12.5% 13.7% 1.2 p.p.
Australia:
-
Industry SAAR (Mil.)
1.1 0.9 (0.2)
- Market Share 13.1% 12.8% (0.3) p.p.
GM-DAT:
- Production (Complete Build Units) 221 118 (103)

GMAC 1Q09 Business Line Results

Note: Presented as disclosed in GMAC preliminary earnings release on May 5. For full description regarding GMAC and ResCap, please refer to
GMAC’s May 5 earnings release and corresponding press release, available on GMAC’s investor relations website
($ Millions)
1Q08 1Q09
1Q09
Fav/(Unfav)
vs 1Q08
North America 154 $    259 $      105 $
International 104 (34) (138)
Global Automotive Finance 258 $    225 $      (33) $
Insurance 132 50 (82)
Mortgage Operations (859) (125) 734
Corporate and Other
1
(120) (825) (705)
Consolidated Net Income / (Loss) (589) $   (675) $     (86) $
1
Corporate and Other segment includes Commercial Finance, equity investments and other corporate activities.

Delphi Related Items
• Q1 adjustment of $0.1B to Delphi reserve
– Primarily related to amounts advanced to Delphi under Advance
Agreement
– Total of $12.5B in net Delphi-related charges taken to date
• Delphi expected to fully draw $300M available under Advance
Agreement in Q2
– Temporary acceleration of $300M in payment terms fully implemented
• GM continues to work with the U.S. Treasury, Delphi, and Delphi’s
DIP lenders to facilitate a resolution of the Delphi bankruptcy
– Delphi’s DIP Agreement currently extends through May 9, 2009
– GM’s acquisition of Delphi’s Steering business to be addressed as part of overall Delphi resolution

Liquidity Summary
• Liquidity position of $11.6B at March 31, 2009
– Decrease of $2.6B from prior quarter driven primarily by negative OCF of $(10.2)B offset by U.S. TARP funding
• Net liquidity of $(42.8)B, a decrease of $11.1B from prior quarter
– Debt balance in Q1 2009 at $54.4B, including U.S. TARP funding
12
Chart Note: Cash and
Debt balances include
Financing and Insurance
segment  (FIO), previously
disclosed separately
24.3
21.4
16.6
14.2
11.6
(19.0)
(21.1)
(27.9)
(31.7)
(42.8)
(45)
(35)
(25)
(15)
(5)
5
15
25
35
45
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09
$ Billions
Gross Cash (1)
Net Liquidity
1
Including readily available VEBA assets

U.S. TARP Balances and Accounting Treatment
• As of March 31, 2009, GM had received $13.4B of TARP funding under
LSA, plus an additional $0.9B related to GM’s investment in GMAC (related to GMAC achieving Bank Holding Company status)
– GM issued an additional note to UST for $0.7B related to stock warrants for no consideration which resulted in an accounting discount that will be amortized through May 31, 2009
13
8
9
10
11
12
13
14
15
TARP Inflows
Through 3/31/09
Additional Warrant
Note
Accounting
Treatment/ Discount
GMAC Note 1Q 2009 Total TARP
Debt - GAAP Basis
$ Billions
0.7
(0.5)
0.9
13.4
14.5

Refer to Supplemental Charts for reconciliation to GAAP figures
Cash Flow Summary
($ Billions)
1Q 2008 1Q 2009
F/(U)
GAAP Net Income (3.3)         (6.0)         (2.7)
Adjustment to Exclude Taxes 0.7          (0.1)         (0.8)
Earnings Before Tax (2.6)         (6.1)         (3.5)
Depreciation & Amortization 2.2          2.5          0.3
Capital Expenditures (1.9)         (1.6)         0.3
Change in Receivables, Payables & Inventory (2.2)         (1.9)         0.3
Pension & OPEB Expense (Net of Payments) (0.7)         (0.5)         0.2
Accrued Expenses & Other 2.1          (2.6)         (4.7)
Adjusted Operating Cash Flow (3.1)         (10.2)       (7.1)
Cash Restructuring Costs (0.3)         (0.5)         (0.2)
Delphi - Cash Restructuring Costs -          (0.3)         (0.3)
Special Cash Charges (0.3)         (0.8)         (0.5)
Adjusted Operating Cash Flow after Special Cash Charges (3.4)         (11.0)       (7.6)
Non-Operating Related
Dividends (0.1)         -          0.1
Change in Debt (0.6)         9.4          10.0
Investment in GMAC -          (0.9)         (0.9)
Other 0.6          (0.1)         (0.7)
Total Non-Operating Related (0.1)         8.4          8.5
Net Change in Cash and Cash-related (3.5)         (2.6)         0.9

Key Cash Flow Drivers

• Significant variance in Accrued Expenses and Other driven by Special Charges,
GMAC-related items, Sales Allowances and Policy & Warranty
Accrued Expenses & Other 1Q 2008 1Q 2009 F/(U)
Delphi Reserve 0.7 0.1 (0.6)
Saab Related Charges - 0.8 0.8
Saab Related Payments - (0.3) (0.3)
Gain on Debt Extinguishment - (0.9) (0.9)
Restructuring & Other 0.3 0.1 (0.2)
Subtotal Special Charges & Related Payments
1.0 (0.2) (1.2)
GMAC Related Special Charges 1.5 (0.4) (1.9)
GMAC Related EBT Loss 0.3 0.9 0.6
Subtotal GMAC
1.8 0.5 (1.3)
Policy & Warranty (0.1) (0.6) (0.5)
Sales Allowances (0.4) (1.5) (1.1)
Financial Derivatives (0.6) (0.7) (0.1)
Other 0.4 (0.1) (0.5)
Total Accrued Expenses & Other 2.1 (2.6) (4.7)

Second Quarter Perspectives
• Inventory adjustments in GMNA
• Execution of our Plan
– Brand resolution
– Dealer consolidation and reduction
– Structural cost and capacity action
– Strengthen balance sheet
• Managing bankruptcy risks
– Consumer perception
– Planning for contingency
• European ownership and funding

Reinventing GM
• Focused 4 core brand distribution strategy supported by 3 channels
• Fewer, stronger, well-supported nameplates
• Strong dealer footprint of ~3,600 dealers in superior & prime locations
• Lean, flexible, well-utilized manufacturing facilities
• Benchmark structural cost levels enabling lower breakeven
• Focus on key technologies

2010 Chevy Equinox
(Summer 2009)

2010 Buick LaCrosse
(Summer 2009)

2010 Cadillac SRX
(Summer 2009)

2010 Chevy Camaro

2010 Chevy Cruze
(Fall 2009)

2010 Opel
Insignia

Asia Pacific

2009 Buick Regal

2009 Chevy Spark

LAAM

2010 Chevy Cruze
(Fall 2009)

2009 Chevy
N200

Portfolio Renaissance Continuing Select Current & Upcoming Launches 18 North America Europe

Earnings Metrics Change (EBT to EBIT)
• Beginning Q1 2009, adjusted results will be discussed on the basis of earnings before interest and taxes
– Interest expense/income will be shown in our corporate sector on a consolidated basis
– Allows focus at region and business unit level to be on
controllable operational results
A-1
APPENDIX
As previously
presented
($ Millions) Q108 Q208 Q308 Q408 Total
Earnings Before Taxes (EBT)
   GMNA (611)         (4,435)      (2,295)      (2,101)      (9,442)
   GME 198          99            (974)         (956)         (1,633)
   GMLAAM 517          445          514          (154)         1,322
   GMAP 286          (65)           (6)             (879)         (664)
   Auto Elimination 2              (14)           (57)           103          34
Total Automotive EBT 392          (3,970)      (2,818)      (3,987)      (10,383)
Earnings Before Interest & Taxes (EBIT)
   GMNA (248)         (4,018)      (2,015)      (1,824)      (8,105)
   GME 241          137          (929)         (921)         (1,472)
   GMLAAM 500          347          450          (149)         1,148
   GMAP 310          (39)           24            (866)         (571)
   Auto Elimination 5              (13)           (53)           146          85
Total Automotive EBIT 808          (3,586)      (2,523)      (3,614)      (8,915)

Supplemental Charts
The following supplemental charts are provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-
based data (per GM’s financial statements) and/or provide
clarification with regard to definition of non-GAAP terminology

Reconciliation to Adjusted Net Income / EPS 1Q09

$ Millions, except for EPS
Quarter ended March 31, 2009 GMNA GME GMLAAM GMAP
Auto
Elims Total Auto GMAC
Corp /
Other
Total
Corp /
Other Total
Total net sales & revenue 12,319   5,318    3,446        2,429   (1,259)   22,253       -        178       -             22,431
Earnings before interest and taxes (EBIT) (3,216)    (1,989)   16             (21)       54         (5,156)        (500)      (195)      (695)           (5,851)
Interest income (expense), net -         -        -            -       -        -             -        (1,144)   (1,144)        (1,144)
Gain on debt extinguishment -         -        -            -       -        -             -        906       906            906
Income (loss) before taxes (3,216)    (1,989)   16             (21)       54         (5,156)        (500)      (433)      (933)           (6,089)
Income tax (expense) benefit -         -        -            -       -        -             -        114       114            114
Net income (loss) (3,216)    (1,989)   16             (21)       54         (5,156)        (500)      (319)      (819)           (5,975)
Earnings (loss) per share, basic and diluted ($9.78)
Pre-tax adjustments:
Delphi related -         -        -            -       -        -             -        135       135            135
SAAB related 88          734       -            -       -        822            -        -        -             822
Restructuring 73          17         26             -       -        116            -        -        -             116
GMAC related -         -        -            -       -        -             (385)      -        (385)           (385)
Gain on debt extinguishment -         -        -            -       -        -             -        (906)      (906)           (906)
Impairments 291        -        -            -       -        291            -        -        -             291
452        751       26             -       -        1,229         (385)      (771)      (1,156)        73
Tax adjustments: -             -
UK/Spain DTA valuation allowance -         -        -            -       -        -             -        -        -             -
Total adjustments 452        751       26             -       -        1,229         (385)      (771)      (1,156)        73
Total Adjust. - Net Revenue -         -        -            -       -        -             -        -        -             -
Adjusted net revenue 12,319   5,318    3,446        2,429   (1,259)   22,253       -        178       -             22,431
Adjusted earnings before interest and taxes (EBIT) (2,764)    (1,238)   42             (21)       54         (3,927)        (885)      (60)        (945)           (4,872)
Interest income (expense), net -         -        -            -       -        -             (1,144)   (1,144)        (1,144)
Gain on debt extinguishment -         -        -            -       -        -             -        -        -             -
Adjusted income (loss) before taxes (2,764)    (1,238)   42             (21)       54         (3,927)        (885)      (1,204)   (2,089)        (6,016)
Income tax (expense) benefit -         -        -            -       -        -             -        114       114            114
Adjusted net income (loss) (2,764)    (1,238)   42             (21)       54         (3,927)        (885)      (1,090)   (1,975)        (5,902)
Adjusted earnings (loss) per share, basic and diluted ($9.66)

Reconciliation to Adjusted Net Income / EPS 1Q08

$ Millions, except for EPS
Quarter ended March 31, 2008 GMNA GME GMLAAM GMAP
Auto
Elims Total Auto GMAC
Corp /
Other
Total
Corp /
Other Total
Earnings before interest and taxes (EBIT) (449)       118       500           310      5           484            (1,612)   (956)      (2,568)        (2,084)
Interest income (expense), net -         -        -            -       -        -             -        (545)      (545)           (545)
Income (loss) before taxes (449)       118       500           310      5           484            (1,612)   (1,501)   (3,113)        (2,629)
Income tax (expense) benefit -         -        -            -       -        -             -        (653)      (653)           (653)
Net income (loss) (449)       118       500           310      5           484            (1,612)   (2,154)   (3,766)        (3,282)
Earnings (loss) per share, basic and diluted ($5.80)
Pre-tax adjustments:
Delphi -         -        -            -       -        -             -        731       731            731
Restructuring 201        123       -            -       -        324            -        -        -             324
Impairment on investment in GMAC -         -        -            -       -        -             1,310    142       1,452         1,452
201        123       -            -       -        324            1,310    873       2,183         2,507
Tax adjustments:
UK/Spain DTA valuation allowance -         -        -            -       -        -             -        394       394            394
Total adjustments 201        123       -            -       -        324            1,310    1,267    2,577         2,901
Adjusted earnings before interest and taxes (EBIT) (248)       241       500           310      5           808            (302)      (83)        (385)           423
Interest income (expense), net -         -        -            -       -        -             -        (545)      (545)           (545)
Adjusted income (loss) before taxes (248)       241       500           310      5           808            (302)      (628)      (930)           (122)
Income tax (expense) benefit -         -        -            -       -        -             -        (259)      (259)           (259)
Adjusted net income (loss) (248)       241       500           310      5           808            (302)      (887)      (1,189)        (381)
Adjusted earnings (loss) per share, basic and diluted ($0.67)

Reconciliation to Earnings Before Interest & Taxes (EBIT) – 2Q08

Reported to Adjusted
$ Millions
Quarter ended June 30, 2008 GMNA GME GMLAAM GMAP
Auto
Elims Total Auto
Reported earnings before interest and taxes (EBIT) (8,929) 58 347 (137) (13) (8,674)
Pre-tax adjustments:
Special attrition program
3,277 - - - - 3,277
Restructuring charges 1,097 - - - - 1,097
CAW contract 340 - - - - 340
American Axle 197 - - - - 197
Other - 79 - 98 - 177
Total adjustments 4,911 79 - 98 - 5,088
Adjusted earnings before interest and taxes (EBIT) (4,018) 137 347 (39) (13) (3,586)

Reconciliation to Earnings Before Interest & Taxes
(EBIT) – 3Q08

Reported to Adjusted
$ Millions
Quarter ended September 30, 2008 GMNA GME GMLAAM GMAP
Auto
Elims Total Auto
Reported earnings before interest and taxes (EBIT) (115) (958) 450 24 (53) (652)
Pre-tax adjustments:
UAW VEBA Curtailment (3,684) - - - - (3,684)
Salaried Health Care Plan related 1,172 - - - - 1,172
Restructuring related / other 612 29 - - - 641
Total adjustments (1,900) 29 - - - (1,871)
Adjusted earnings before interest and taxes (EBIT) (2,015) (929) 450

(53) (2,523)

Reconciliation to Earnings Before Interest & Taxes
(EBIT) – 4Q08

Reported to Adjusted
$ Millions
Quarter ended December 31, 2008 GMNA GME GMLAAM GMAP
Auto
Elims Total Auto
Reported earnings before interest and taxes (EBIT) (3,246)    (1,855)   (176)          (904)     146       (6,035)
Pre-tax adjustments:
Impairments 531        497       27             38        -        1,093
Goodwill impairment 134        440       -            -       -        574
Restructuring 757        33         -            -       -        790
DTA valuation allow. & assoc. items -         (36)        -            -       -        (36)
Total adjustments 1,422     934       27             38        -        2,421
Adjusted earnings before interest and taxes (EBIT) (1,824)    (921)      (149)          (866)     146       (3,614)

Reconciliation to Earnings Before Interest & Taxes
(EBIT) – CY08

Reported to Adjusted
$ Millions
Year ended December 31, 2008 GMNA GME GMLAAM GMAP
Auto
Elims Total Auto
Reported earnings before interest and taxes (EBIT) (12,739)    (2,637)   1,121        (707)     85         (14,877)
Pre-tax adjustments:
Restructuring & 2008 SAP 5,945       264       -            98        -        6,307
UAW VEBA curtailment gain (3,684)      -        -            -       -        (3,684)
Salaried post-65 healthcare settlement 1,172       -        -            -       -        1,172
Product specific impairments 531          497       27             38        -        1,093
Goodwill impairment 134          440       -            -       -        574
DTA valuation allow. & assoc. items -           (36)        -            -       -        (36)
All other 536          -        -            -       -        536
Total adjustments 4,634       1,165    27             136      -        5,962
Adjusted earnings before interest and taxes (EBIT) (8,105)      (1,472)   1,148        (571)     85         (8,915)

Reconciliation of Automotive & Corp. Other Cash Flow
(1Q09)
General Motors Corporation
GAAP to Managerial Cash Flow reconciliation
$ Billions
Q1 2008 Q1 2009
Net Cash Provided By Operating Activities (GAAP) * (1.6)            (9.4)
Reclassifications to/ (from) U.S. GAAP
- Expenditures for PPE & Special Tools (1.9)            (1.6)
- VEBA Withdrawls -             -
- Cash Restructuring Costs 0.3              0.5
- Delphi - Cash Restructuring Costs -             0.3
- Other 0.1              0.0
   Total Reconciling Items  (1.5)            (0.8)
Adjusted Operating Cash Flow before Special Items (3.1)            (10.2)
* Operating Cash Flow from Continuing Operations